   As filed with the Securities and Exchange Commission on October 19, 2000
                                                   Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                                   CYMER, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             ----------------------

                   NEVADA                               33-0175463
      (STATE OR OTHER JURISDICTION OF                (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)              IDENTIFICATION NUMBER)

                            16750 VIA DEL CAMPO COURT
                               SAN DIEGO, CA 92127
                                 (858) 385-7300


       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             ----------------------

                             1996 STOCK OPTION PLAN
                       2000 NONSTATUTORY STOCK OPTION PLAN
                            (FULL TITLE OF THE PLANS)

                             ----------------------

                               DR. ROBERT P. AKINS
                     PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                              CHAIRMAN OF THE BOARD
                            16750 VIA DEL CAMPO COURT
                               SAN DIEGO, CA 92127
                                 (858) 385-7300


 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                              OF AGENT FOR SERVICE)

                             ----------------------

                                   COPIES TO:

                           HENRY P. MASSEY, JR., ESQ.
                              ERIC J. FINSETH, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                        PALO ALTO, CALIFORNIA 94304-1050
                                 (650) 493-9300


                                               CALCULATION OF REGISTRATION FEE

------------------------------------------ --------------------- -------------------- --------------------- ---------------------
                                                                       PROPOSED             PROPOSED
                                                                       MAXIMUM              MAXIMUM
           TITLE OF EACH CLASS                   AMOUNT                OFFERING             AGGREGATE             AMOUNT OF
            OF SECURITIES TO                      TO BE                 PRICE               OFFERING             REGISTRATION
              BE REGISTERED                    REGISTERED (1)       PER SHARE (2)            PRICE                   FEE
------------------------------------------ --------------------- -------------------- --------------------- ---------------------
Common Stock, $0.001 par value........
------------------------------------------ --------------------- -------------------- --------------------- ---------------------
   - 1996 Stock Option Plan                     1,650,000 shares       $19.2188           $ 31,710,937.50            $ 8,371.69
------------------------------------------ --------------------- -------------------- --------------------- ---------------------
   - 2000 Nonstatutory Stock Option Plan          500,000 shares       $19.2188           $  9,609,375.00            $ 2,536.88
------------------------------------------ --------------------- -------------------- --------------------- ---------------------
TOTALS                                          2,150,000 SHARES                          $ 41,320,312.50            $10,908.56
------------------------------------------ --------------------- -------------------- --------------------- ---------------------


(1) For the sole purpose of calculating the registration fee, the number of shares to be registered under this Registration Statement is the number of shares authorized to be issued under the Cymer, Inc. 1996 Stock Option Plan and Cymer, Inc. 2000 Nonstatutory Stock Option Plan. The indicated number of shares to be registered under the 1996 Stock Option Plan represents additional shares issuable under this plan that are not covered by prior registration statements.

(2) Estimated in accordance with Rule 457(h) under the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee. The computation is based upon the average of the high and low price of the Common Stock as reported on the Nasdaq National Market on October 17,
     2000.

 STATEMENT UNDER GENERAL INSTRUCTION E - REGISTRATION OF ADDITIONAL SECURITIES.

         Cymer, Inc. (the "Registrant") previously filed (i) a Registration Statement on Form S-8 with the Securities and Exchange Commission (the "Commission") on or about November 21, 1996 (SEC File No. 333-16559) (the "Cymer 1996 S-8"), filed in connection with Cymer, Inc. 1987 Stock Option Plan, 1996 Stock Option Plan, 1996 Director Option Plan and 1996 Employee Stock Purchase Plan, and (ii) a Registration Statement on Form S-8 with the Commission on or about November 18, 1998 (SEC File No. 333-67491) ("Cymer 1998 S-8") filed in connection with Cymer, Inc. 1996 Stock Option Plan (the Cymer 1996 S-8 and the Cymer 1998 S-8 shall collectively be referred to herein as the "Previous Forms S-8"). This Registration Statement registers (i) additional shares of the Registrant's Common Stock to be issued under the Cymer, Inc. 1996 Stock Option Plan, as amended and (ii) shares of the Registrant's Common Stock to be issued under the Cymer, Inc. 2000 Nonstatutory Stock Option Plan. The contents of the Previous Forms S-8, including periodic reports that the Registrant filed, or shall file, after the Previous Forms S-8 to maintain current information about the Registrant, are incorporated by reference into this Registration Statement pursuant to General Instruction E of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents and information heretofore filed by the Registrant with the Commission are hereby incorporated by reference:

(a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Commission on May 27, 2000 pursuant to Section 13 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

(b) The Registrant's Current Report on Form 8-K, Commission File No. 000-21321, filed on April 5, 2000, reporting the dismissal of Deloitte & Touche LLP as the Registrant's independent accountants, as of March 31, 2000.

         The Registrant's Current Report on Form 8-K, Commission File No. 000-21321, filed on April 13, 2000, reporting the engagement of KPMG as the Registrant's independent accountants to audit its financial statements for the year ending December 31, 2000.

         The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2000, filed with the Commission on May 12, 2000 pursuant to Section 13 of the Exchange Act.

         The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000, filed with the Commission on August 11, 2000 pursuant to Section 13 of the Exchange Act.

(c) Items 1 and 2 of the Registrant's Registration Statement on Form 8-A filed on September 6, 1996, pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         See Item 6 of the Cymer 1998 S-8, as incorporated by reference herein.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.


       EXHIBIT
        NUMBER                                  DESCRIPTION
      ---------            -----------------------------------------------------
         4.1               1996 Stock Option Plan including form of Stock Option
                           Agreement, as amended on February 24, 2000.

         4.2               2000 Nonstatutory Stock Option Plan including form of
                           Stock Option Agreement.

         5.1               Opinion of Wilson Sonsini Goodrich & Rosati,
                           Professional Corporation, regarding the validity of securities being registered.

        23.1               Consent of Deloitte & Touche LLP, Independent
                           Auditors.

        23.2               Consent of Counsel (see Exhibit 5.1).

        24.1               Power of Attorney (see page II-3).


ITEM 9.  UNDERTAKINGS.

         A.       The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended (the "Securities Act") each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be an initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Delaware General Corporations Law, the Certificate of Incorporation of the Registrant, the Bylaws of the Registrant, Indemnification Agreements entered into between the Registrant and its officers and directors, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Diego, State of California, on this 19th day of October, 2000.

                             CYMER, INC.

                             By:  /s/ William A. Angus, III
                                  ----------------------------------------------
                                  William A. Angus, III
                                  Senior Vice President, Chief Financial Officer and Secretary


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William A. Angus, III and Robert P. Akins, jointly and severally, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                                         TITLE                                DATE
---------------------------------------------     --------------------------------------           ------------------

/s/ Robert P. Akins                               President, Chief Executive Officer and           October 19, 2000
---------------------------------------------     Chairman of the Board
Robert P. Akins


/s/ William A. Angus, III                         Senior Vice President, Chief Financial           October 19, 2000
---------------------------------------------     Officer and Secretary
William A. Angus, III


/s/ Richard P. Abraham                            Director                                         October 19, 2000
---------------------------------------------
Richard P. Abraham


/s/ Kenneth M. Deemer                             Director                                         October 19, 2000
---------------------------------------------
Kenneth M. Deemer


/s/ Michael Gaulke                                Director                                         October 19, 2000
---------------------------------------------
Michael Gaulke


/s/ Peter J. Simone                               Director                                         October 19, 2000
---------------------------------------------
Peter J. Simone


/s/ Jon D. Tompkins                               Director                                         October 19, 2000
---------------------------------------------
Jon D. Tompkins


                                  EXHIBIT INDEX


       EXHIBIT
        NUMBER                                  DESCRIPTION
      ---------            -----------------------------------------------------
         4.1               1996 Stock Option Plan including form of Stock Option
                           Agreement, as amended on February 24, 2000.

         4.2               2000 Nonstatutory Stock Option Plan including form of
                           Stock Option Agreement.

         5.1               Opinion of Wilson Sonsini Goodrich & Rosati,
                           Professional Corporation, regarding the validity of securities being registered.

        23.1               Consent of Deloitte & Touche LLP, Independent
                           Auditors.

        23.2               Consent of Counsel (see Exhibit 5.1).

        24.1               Power of Attorney (see page II-3).
